Capital risk management	12 Months Ended
Jun. 30, 2012
Capital Management [Abstract]
Capital risk management
10.	Capital risk management

The capital structure of Kimber consists of equity attributable to common shareholders comprising share capital, share option reserve, warrant reserve and deficit. Total capital as at June 30, 2012 was $61,985,816 (June 30, 2011 - $57,080,927). Kimber has no externally imposed capital requirements.

Kimber’s objectives when managing capital are to maintain adequate capital resources to safeguard Kimber’s ability to continue as a going concern, to maintain adequate levels of funding to support the acquisition, exploration and development of mineral properties, to maintain and enhance investor, creditor and market confidence, to sustain future development of the business, and to provide returns to shareholders and benefits for other stakeholders.